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                                                                   Exhibit 10.9

                               WILLIAM E. CHILES
                           11200 RICHMOND, SUITE 490
                           HOUSTON, TEXAS 77082-2618
                             PHONE: (713) 339-3777
                              FAX: (713) 339-3888

                                                                 JUNE 10th, 2000

VIA FACSIMILE (212) 582-8522
Mr. Randall Blank, Executive Vice President
SEACOR SMIT INC.
1370 Avenue of the Americas, 25th Floor
New York, NY 10019-4602

Reference:  EXTENSION OF TERM UNDER EMPLOYMENT AGREEMENT ("EMPLOYMENT
            AGREEMENT") DATED NOVEMBER 1, 1997 BETWEEN CHILES OFFSHORE LLC AND WILLIAM E. CHILES

Dear Mr. Blank:

Under the Employment Agreement, the Termination Date (as defined in Section 1.1 of the Employment Agreement) is currently November 1, 2000. By signing below, Chiles Offshore LLC agrees with me to extend the Termination Date to November 1, 2002. Except for the foregoing change, the other terms and conditions of the Employment Agreement shall remain unmodified, including without limitation the automatic extension of the term of the Employment Agreement for successive one year periods, unless appropriate notice is given, as set forth in Section 1.1 of the Employment Agreement.

If the foregoing is acceptable to Chiles Offshore LLC, please have this letter executed on behalf of Chiles Offshore LLC and return it to me.

Yours very truly,

/s/ William E. Chiles
----------------------------------------
William E. Chiles

ACKNOWLEDGED AND AGREED:
This 13th day of June, 2000

CHILES OFFSHORE, LLC

By:   /s/ Randall Blank
     _______________________________

Name:     Randall Blank
     _____________________________

Title:    Vice President
     ____________________________